UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22862

SEI Insurance Products Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item 1.	Reports to Stockholders.

December 31, 2017 ANNUAL REPORT SEI Insurance Products Trust VP Defensive Strategy Fund VP Conservative Strategy Fund VP Moderate Strategy Fund VP Market Plus Strategy Fund VP Balanced Strategy Fund VP Market Growth Strategy Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

December 31, 2017 (Unaudited)

To Our Shareholders

Financial markets completed 2017 without any enduring missteps in an environment defined by strong investor appetite for higher-risk market segments. Not all equity markets followed the steady upward path struck by U.S. large-cap stocks, which avoided even a minor correction during the year, but most finished higher than where they began. Fixed-income performance was positive across markets but ran the gamut in terms of strength—with emerging-market debt at the top end and U.S. Treasurys at the bottom, in keeping with the risk-on sentiment.

Looking back, the projections we shared for the Funds’ most recently completed fiscal year, from the start of January 2017 through the end of December 2017, largely came to pass. We suggested that market sentiment would remain attuned to geopolitical developments; these accounted for the only significant exceptions to the global tranquility trend. Also, as anticipated, a fixation on tax reform drove outperformance in U.S. small- and mid-cap stocks during the latter part of 2017; although large caps led for the full calendar year.

The pace of interest-rate increases by the Federal Reserve (“Fed”) largely followed the market’s expectations. Strength in the euro relative to the U.S. dollar through the year prevented discussion of a prompt end to the European Central Bank’s (“ECB”) commitment to stimulus; the Japanese yen remained mostly range-bound while the Bank of Japan (“BOJ”) held monetary policy through the fiscal year. China continued to guide its currency lower, hitting a low near the end of the fiscal period.

The global oil supply-demand imbalance persisted throughout the first half of the year, before a strong rebound in oil during the final six months of the period that was driven by rising demand, geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output.

Geopolitical Events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror. Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping regional interests of extremist groups, nationalist fighters and state actors.

The lasting effect of the Syrian migrant crisis on the European Union (“EU”) remains unknown. Immigration served as one of the key points of contention leading up to Great Britain’s Brexit vote to leave the European Union prior to the reporting year. Prime Minister May triggered Article 50 during the fiscal period and began the formal withdrawal process.

In the U.S., President Trump’s early actions following his inauguration in January demonstrated a commitment to follow through on tighter U.S. immigration policy. President Trump stated that aggression from North Korea would be met with “fire and fury” while controversy over Trump’s response to violent clashes between protesters in Charlottesville, Virginia briefly drove market sentiment after the president dissolved two advisory councils. Setbacks in the Trump administration’s efforts to repeal and replace Obamacare initially sparked volatility, as investors assumed that tax and budget resolutions would have to wait until healthcare legislation was resolved. However, longer-term market reactions to geopolitical events were surprisingly muted. Stock market volatility was historically low, and the S&P 500 Index avoided a 3% drawdown during the 2017 calendar year (and fiscal period) for the first time in over twenty years. The CBOE Volatility Index, a measure of implied volatility in the S&P 500 Index, had an average daily close of 11.1 for 2017, far below its 10-year average of 20.1 or five-year average of 14.4. The low-volatility trend was just as evident among international developed and emerging equity markets.

A raft of political surprises unfolded during the fiscal period. Centrism prevailed in elections for Europe’s most economically significant states, although not across the continent. Brexit negotiations were less important to investors globally than was Europe’s sustained economic expansion; while the euro’s appreciation versus sterling may offer a clue about the market’s perception of post-divorce relative advantages, both currencies gained against the U.S. dollar. The U.K. Conservative party relinquished its parliamentary majority and was forced to seek a partner to form a minority government. Emmanuel Macron’s early-May victory in the French presidential election amounted to a significant win for the establishment.

SEI Insurance Products Trust / Annual Report / December 31, 2017	1

LETTER TO SHAREHOLDERS (Continued)

December 31, 2017 (Unaudited)

In the U.S., a high-profile special prosecutor was appointed to investigate the possibility of collusion between Donald Trump’s presidential campaign and Russia. In Brazil, an ongoing top-level corruption scandal was blown wide open in mid-May as potential evidence emerged of a taped conversation featuring President Michel Temer approving a large hush-money bribe.

Economic Performance

U.S. economic growth slumped early in 2017, and then rebounded solidly in the second quarter as consumer and spending boosted the economy. Third-quarter GDP grew at a 3.3% annual rate, the fastest in three years, supported by a rebound in government investment and business spending on equipment. The labor market remained historically strong throughout the year: the unemployment rate fell, finishing the period at 4.1%, while the labor-force participation rate ended at 62.7%, unchanged from a year ago. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate in March 2017, and again in both June and December, with three additional rate increases projected in 2018. The Fed also began to unwind its balance sheet starting in October, reversing some of the quantitative easing that has been so supportive of bond prices in recent years.

The ECB held its benchmark interest rate unchanged at a historic low through the fiscal period, while the Bank of England raised its official bank rate for the first time in ten years, by 0.25%, but indicated that another increase wasn’t likely in the near future. Quarterly growth in the eurozone expanded at its quickest pace since 2011, emphasizing the area’s notable economic performance at a time that many thought would be plagued by political uncertainty. Year-on-year growth was 2.6% at the end of the third quarter of 2017, with Germany and Italy both beating expectations. The U.K. economy grew just 1.5% year-on-year through the third quarter of 2017 as Brexit uncertainty continued to hurt the economy and a weakened pound dampened consumer spending to its lowest level in three years.

Japanese GDP grew 2.1% year-on-year at the end of the third quarter of 2017; the BOJ maintained monetary stimulus, despite signs of economic improvement, in an attempt to drive higher inflation. Meanwhile, economic growth in China expanded by 6.8% year-on-year in the third quarter of 2017 after China’s government provided substantial fiscal stimulus early in the period to support the government’s growth goals, targeted at 6.5%.

Market Developments

For the fiscal year ending December 31, 2017, the period started with enthusiasm for President Trump’s pro-business policies. The “reflation trade” saw markets move in reaction to coordinated global expansion and normalizing monetary policy. However, the first few months saw setbacks for the Trump administration after Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian election meddling plagued the new administration. There was a realization that the growth expected from promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. At the same time, assets such as defensive sectors and technology stocks that sold off during the reflation trade rallied. Over the last four months of the year, the “reflation” trade rebounded strongly, amid steady global economic growth and the prospects of U.S. tax reform. Cyclically-oriented equity sectors benefited.

The U.S. equity market began the fiscal year with investors focused on the newly elected Trump administration. Growth stocks in general and the technology sector, in particular, outperformed during the full fiscal period, while high-dividend-yield segments of the market, such as utilities, lagged as they were seen as less attractive in a rising interest-rate environment. Stocks rallied toward the end of the fiscal period amid signs of global economic synchronization, strong earnings and continued central-bank stimulus. The current bull market is now the second-longest on record.

Energy stocks lagged globally, finishing the year with a modest absolute loss in the U.S. despite mounting an earnest rebound there starting in August. Telecommunications also ended in the red, even after gaining a late-year tailwind, presumably from the repeal of net-neutrality regulations in the U.S. (where the turnaround was most pronounced). Both sectors were positive on a global scale, but lagged the double-digit performance of their peers.

2	SEI Insurance Products Trust / Annual Report / December 31, 2017

Growth typically outperformed value, as internet-commerce and information-technology stocks were the best-performing sectors for the full fiscal year. The continued rally in the final fiscal quarter propelled the Russell 1000 Growth Index to 30.21% for the period, while the Russell 1000 Value Index returned 13.66%.

Large-cap stocks outperformed as well. U.S. large caps (Russell 1000 Index) outpaced small caps (Russell 2000 Index), delivering 21.69% and 14.65%, respectively.

Strong economic growth in Europe and positive political developments supported the European equity markets. Pro-euro French presidential candidate Emmanuel Macron was elected in May, although unpredictability in German and Spanish elections tested the markets later in the period.

European growth and inflation accelerated in 2017, and unemployment fell. Equities remained bolstered by accommodative monetary policy by the ECB, which only slightly began to remove stimulus; the euro finished up 14.1% versus the U.S. dollar for the year.

Looking back on market performance for the full period, the UK FTSE All Share Index was up 23.82% in U.S. dollar terms, but only 13.1% in sterling, as Brexit continued to overshadow the outlook for businesses. The MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, rose 23.97% in U.S. dollar terms. U.S. markets marginally lagged, as the S&P 500 Index returned 21.83%.

For the first time in several years, emerging markets handily outpaced the developed world across asset classes in 2017 amid a synchronized global economic expansion. The MSCI Emerging Markets Index finished the year up

37.28% in U.S. dollar terms.

Asia, particularly China, was the top-performing region for equity markets; Latin America had an astonishing rally during the third quarter before partially retreating into year-end; Europe and Japan were strong performers among developed markets.

The risk-on sentiment that pushed equities higher was also visible in fixed-income markets, with credit outperforming government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve. Yields for 10-year government bonds were down slightly, and ended the period at 2.40%, while 2-year yields climbed almost 70 bps during the year to 1.89%. The U.S. Treasury yield curve flattened to a 10-year low, with short-term yields rising more than long-term yields. The Fed hiked rates three times in 2017 and pushed short term yields higher. Longer-term bond yields remained flat as inflationary and future economic growth expectations remained subdued.

Front-end Treasury yields moved higher as the Fed increased the funds target rate to 1.25%-1.50%, marking the fifth rate hike in this tightening cycle. The Fed’s interest-rate projections, known as the dot plot, still suggest three more rate hikes in 2018, subject to inflation moving toward the Federal Open Market Committee’s 2% target. Jerome Powell was nominated to succeed Janet Yellen as Fed Chair, Randal Quarles was named vice chair for bank supervision and Marvin Goodfriend, former Fed economist, was nominated to fill one of three open governor seats. President Trump signed the Tax Cuts and Jobs Act into law, introducing several new policies, including a cap on state and local tax deductions, a one-time repatriation tax on overseas cash, a move to a territorial tax system and a permanent drop in the corporate tax rate from 35% to 21%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were slightly positive. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) rose 1.7% during the period, as the agriculture sector mitigated gains in the metals sector, while the Bloomberg Barclays 1-10 Year US TIPS Index (“USD”) edged 1.9% higher.

The price of oil ended the year up 12.5%, after entering bear-market territory in June and then rallying 42% over the last six months.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, climbed 7.39% in U.S. dollar terms during the reporting period, while the high-yield market was also positive, with the ICE BofAML US High Yield Constrained Index up 7.48%.

SEI Insurance Products Trust / Annual Report / December 31, 2017	3

LETTER TO SHAREHOLDERS (Continued)

December 31, 2017 (Unaudited)

U.S. investment-grade corporate debt was higher, as the Bloomberg Barclays Investment Grade US Corporate Index returned 6.42%. U.S. asset- and mortgage-backed securities were both positive during the fiscal year, despite headwinds from rising interest rates and expectations for further rate increases.

Emerging-market debt delivered strong performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, gained 15.21% in U.S. dollar terms during the reporting period thanks to an impressive rally in the first half of the period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), advanced by 10.26%.

Our View

We can sum up the year gone by with the exclamation that, at long last, the global financial crisis appears to be in the rear-view mirror. In its place is synchronized expansion across most developed and emerging economies. Admittedly, developed economies continued to run at a rather sluggish pace of 2% to 2.5% gross domestic product “(GDP”) growth. This is, at best, a middling sort of performance in the context of the past five decades. Emerging-market economies, meanwhile, continued to expand at a clip well below that of the past 20 years.

Looking out over the next year or so, we think global growth can still be vibrant enough to allow risk assets to perform well.

U.S. tax legislation is hardly perfect: it will not be as stimulative as advertised since tax cuts are skewed toward upper-income tax payers who tend to have a higher saving rate than the median household. But the permanent corporate tax changes, repatriation holiday, and the full expensing of capital equipment purchases over the next five years are positive developments for economic growth and investment.

Security analysts, always an optimistic lot, are calling for an 11% rise in S&P 500 Index per-share operating earnings in 2018. Although earnings estimates tend to fade through the year as estimates adjust to reality, this time may be an exception because tax cuts have not yet been taken fully into account.

The major worry for investors comes down to the stock market’s valuation. A little more than three-fifths of the S&P 500 Index’s price gain in 2017 came from improving earnings, while the rest was due to a rise in the price-to-earnings (“P/E”) ratio. But elevated valuations can be justified by the low level of bond yields and the strong trend in profits growth. Of course the higher the valuation, the more vulnerable the stock market becomes to unexpected bad news. We certainly would not rule out a garden-variety correction in stock prices of 5% to 10% somewhere along the line. The market is overdue for one—in 2017, the S&P 500 Index didn’t even register a price correction of 3%.

We won’t be really concerned, though, unless there is a more aggressive swing in Fed policy toward monetary tightness—something we don’t anticipate in the coming year. It’s possible that the U.S. will see inflation pressures finally begin to build in the New Year, but U.S. companies have proven able to maintain profit margins without resorting to price increases.

Through the third quarter, the eurozone economy, as measured by inflation-adjusted GDP, advanced by 2.6% on a year-over-year basis. By comparison, the U.S. grew by only 2.3% over this period while the U.K.’s increase amounted to only 1.5%.

In our opinion, Europe has more growth potential. According to the World Economic Forum’s annual report on global competitiveness, the high-income countries of Western Europe have made important strides in improving labor-market efficiency over the last five years. We also would note that political concerns in the eurozone are far more muted compared with a year ago, although we have not yet seen the end of the heavy anti-establishment undercurrent.

Given our view that the region is a long way from employment levels that will stir inflation pressures, we expect monetary policy to be supportive of growth throughout the coming year even as the ECB proceeds with its taper of quantitative easing. Since these asset purchases will continue at least until the end of September, it appears that policy rates will stay put until 2019.

Thus the way is clear for further growth in economic activity during the year ahead. We should see a continuation of the past year’s strong revival in corporate revenues and earnings. And while the MSCI European Economic and

4	SEI Insurance Products Trust / Annual Report / December 31, 2017

Monetary Union Index (Total Return) lagged the U.S. stock market in 2017, its forward P/E ratio is no higher as of December 31, 2017, than it was at the start that year. Solid economic growth and cheap equity valuations are usually a good combination for investors.

These have not been easy days for U.K. Prime Minister Theresa May. The divorce stage of Brexit talks has finally concluded, with the U.K. mostly acceding to the EU’s demands. But Parliament has begun to flex its muscles—and disapproval there would force the parties back to the negotiating table. Keep in mind that any changes to the withdrawal agreement demanded by Parliament would also entail unanimous approval of the 27 EU members on the other side of the negotiating table.

The pace of U.K. economic growth has been decelerating since 2014, although there is no indication that a recession is around the corner. The BOE’s Monetary Policy Committee forecasted only two rate increases between now and the end of 2019. While time will tell whether the central bank’s view regarding future policy moves are accurate, policymakers in the U.K. face tremendous challenges over the next few years. We think investors should tread lightly until there are clearer signs that inflation pressures have peaked and Brexit negotiations actually yield a favorable economic outcome for the country.

Japan is clearly benefiting from the global economic recovery. Exports to China are growing particularly quickly, and are now about equal to the share going to the U.S. Exports to the U.S. and Europe also have accelerated, but not to the same extent.

Although there have been rumblings that the BOJ would like to take a step away from the extraordinary monetary policies that have been in place since the financial crisis, the central bank may find it difficult to do so. Domestic demand remains too weak and the population has begun contracting, a trend that will likely accelerate.

Japanese equities did well in 2017, with the MSCI Japan Index (Total Return) rising by 20.1% on a local-currency basis. Remarkably, the forward P/E ratio declined since the beginning of the year despite the improvement in economic fundamentals. It remains one of the more-cheaply valued stock markets among developed countries. Forward-earnings estimates have climbed sharply in the past year; we note that revenue estimates are also inflecting higher.

The MSCI Emerging Markets Index (Total Return) climbed by 31% last year in local currency. In U.S. dollar terms, the gain totaled 37.8%. China recorded a total return of 55% in both local and U.S. dollar terms.

Although China continued to reduce its dependence on heavy industry and increased the value added to GDP from service-producing industries, there was some backsliding last year. While these macro statistics need to be taken with a grain of salt, it appears that China’s growth has accelerated significantly from two years ago and advanced at its fastest clip since the 2012 to 2013 period. If China can maintain positive momentum, commodity prices should continue to rally as well.

We have held a positive view of risk assets for most of this long bull market. When speaking to investors who are nervous about the stock market’s valuation, we urge them to keep a longer-term focus. Timing the market in anticipation of a short-term correction should be discouraged. As we’ve seen in the past year, making a major de-risking move could result in an opportunity-loss at a time when the stock market’s momentum is positive and there are few, if any, signs of major economic imbalances or frothy valuations. Until we see a more significant deterioration in the economic and financial fundamentals that have underpinned the global bull market in risk assets over the past two years, our default investment stance is to stay the course.

There are many possible events and developments that could have a big negative impact, but we believe most have a low probability of actually happening. We will therefore maintain our risk-on bias until we see more evidence that such a stance merits revision.

While we would not rule out a correction in asset values more notable than others that occurred in the past 12 months, our investment mantra of buying on the dip still holds.

Within the stability-focused SIPT Funds (Defensive, Conservative and Moderate), we chose to close a short position in the euro and long position in the U.S. dollar in May 2017 on the premise of elevated concerns regarding U.S. political uncertainty, which we believe indirectly threatened progress towards successful implementation of pro-growth policies. Additionally, economic conditions in Europe continue to improve and we believe the monetary policy divergence between the U.S. and Europe has the potential to narrow.

SEI Insurance Products Trust / Annual Report / December 31, 2017	5

LETTER TO SHAREHOLDERS (Concluded)

December 31, 2017 (Unaudited)

Additionally, a previous overweight to high-yield bonds that had been funded by an underweight to short-term government fixed income was eliminated in the fourth quarter. The high-yield market had staged a significant recovery, thanks to an improved risk appetite and a rebound in crude-oil prices. We believe the high-yield sector is now reasonably valued relative to short-term government fixed income and cash equivalents, even while we remain committed to the risk-on theme overall within U.S. asset classes.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

Jim Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

6	SEI Insurance Products Trust / Annual Report / December 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2017 (Unaudited)

VP Defensive Strategy Fund

I. Objective

The SIPT VP Defensive Strategy Fund (the “Defensive Strategy Fund”) seeks to manage risk of loss while providing current income and opportunity for limited capital appreciation.

II. Investment Approach

The Defensive Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Defensive Strategy Fund’s assets in a way that it believes will achieve the Defensive Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Defensive Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2017, the Defensive Strategy Fund’s Class III shares returned 2.39%. The Defensive Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.54%.

IV. Fund Attribution

All underlying Funds, except Multi-Asset Inflation Managed, produced positive returns in the low-volatility environment of 2017. Most risk assets continued their upward trajectory, particularly growth-focused U.S. equities and emerging-market equities, driven by coordinated global growth and a weaker U.S. dollar, as discussed in the shareholder letter.

The SIMT Global Managed Volatility, SIMT Multi-Asset Capital Stability and SIMT U.S. Managed Volatility Funds were the largest contributors. Low-volatility stocks underperformed riskier and more cyclical areas of the equity market, but still performed well. Capital Stability performed well due to its overweight to risk assets, U.S. Treasury Inflation-Protected Securities and tactical positioning in high-carry foreign currencies.

The SIMT Multi-Asset Income Fund performed well during the year despite being conservatively positioned with cash at its highest levels in five years and high-yield bonds at their lowest levels since the Fund’s inception. The Fund had contributions from floating-rate assets, collateralized-loan obligations, non-agency mortgage-backed securities, asset-backed securities and the equity-income covered-call strategy, given low equity-volatility levels throughout the year.

The SIMT U.S. Fixed Income Fund performed well and benefited from its curve-flattening bias in the fourth quarter as short-term rates remained supported after the Federal Reserve hiked its benchmark rate three times during the year, while longer-term yields struggled to rise, due to a muted inflationary outlook as addressed in the shareholder letter. The Fund is neutral on duration and slightly underweight credit.

The SIMT Conservative Income and SDIT Short-Duration Government Funds both contributed as shorter-term rates in the U.S. increased throughout the year. Both Funds reduced their weighted-average maturities in the fourth quarter.

The SIMT High Yield Bond Fund also performed well during the year, supported by a strong equity market, energy-bond price improvement, less macro stress and optimism surrounding U.S. tax reform. The energy sector was the top-performing sector and CCC rated bonds were top performers. SDIT Government and SIMT Real Return Funds contributed the least but still managed to produce positive returns for the full year.

The SIMT Multi-Asset Inflation Fund was the sole detractor for the year. The biggest contributors to underperformance were the Fund’s active commodities manager and the equity long/short strategy, given the significant underperformance of value stocks relative to growth stocks during the year as mentioned in the shareholder letter.

We initiated a short position in the euro and long position in the U.S. dollar in August 2015, implemented via currency forwards, based on our expectation that central-bank policies would continue to diverge between the two currency areas, as well as unresolved financial and political risks in the euro area; the position was expanded in early 2016 and maintained until May 2017. This trade marginally detracted from performance during the year. We eliminated the trade as geopolitical issues faced the new Trump administration and directly elevated concerns regarding U.S. political uncertainty, while indirectly threatening progress towards implementation of pro-growth policies. Additionally, economic conditions in Europe continue to improve and

SEI Insurance Products Trust / Annual Report / December 31, 2017	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2017 (Unaudited)

VP Defensive Strategy Fund (Concluded)

we believe the monetary policy divergence between the U.S. and Europe has the potential to narrow.

The Defensive Strategy Fund’s performance trailed its primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. All Funds except shorter-term fixed-income Funds outperformed the Defensive Strategy Fund’s primary benchmark, most notably the Managed Volatility Funds.

The Defensive Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Defensive Strategy Fund’s overall performance was in line with our expectations for the Defensive Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date
VP Defensive Strategy Fund, Class II	2.64%	1.57%	1.63%
VP Defensive Strategy Fund, Class III	2.39%	1.32%	1.36%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	3.00%
S&P 500 Index	21.83%	11.41%	13.72%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	0.86%	0.41%	0.31%

Comparison of Change in the Value of a $10,000 Investment in the VP Defensive Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index.

1	For the year ended December 31, 2017. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

8	SEI Insurance Products Trust / Annual Report / December 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2017 (Unaudited)

VP Conservative Strategy Fund

I. Objective

The SIPT VP Conservative Strategy Fund (the

“Conservative Strategy Fund”) seeks to manage risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Conservative Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Conservative Strategy Fund’s assets in a way that it believes will achieve the Conservative Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Conservative Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2017, the Conservative Strategy Fund’s Class III shares returned

4.86%. The Conservative Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.54%.

IV. Fund Attribution

All underlying Funds, except Multi-Asset Inflation Managed, produced positive returns in the low-volatility environment of 2017. Most risk assets continued their upward trajectory, particularly growth-focused U.S. equities and emerging-market equities, driven by coordinated global growth and a weaker U.S. dollar, as discussed in the shareholder letter.

The SIMT Global Managed Volatility, SIMT Multi-Asset Capital Stability and SIMT U.S. Managed Volatility Funds were the largest contributors. Low-volatility stocks underperformed riskier and more cyclical areas of the equity market, but still performed well. Capital Stability performed well due to its overweight to risk assets, U.S. Treasury Inflation-Protected Securities and tactical positioning in high- carry foreign currencies. Global equity markets outperformed U.S. equities as synchronized global economic expansion continued and the U.S. dollar sold off throughout 2017.

The SIMT U.S. Fixed Income Fund performed well and benefited from its curve-flattening bias in the fourth quarter as short-term rates remained supported after the Federal Reserve hiked its benchmark rate three times during the year, while longer-term yields struggled to rise due to a muted inflationary outlook as addressed in the shareholder letter. The Fund is neutral on duration and slightly underweight credit.

The SIT Emerging Markets Debt Fund also performed well in both local- and hard-currency terms. Local-debt markets benefited from a weaker dollar with foreign-currency exposure being the primary driver. Additionally, inflation was subdued, policy was accommodative, oil prices remained range-bound-to-slightly higher and developed-market political risks seemed to ease with continued low volatility.

The SIMT Multi-Asset Income Fund performed well during the year despite conservative positioning with cash at its highest levels in five years and high-yield bonds at their lowest levels since the Fund’s inception. The Fund had contributions from floating-rate assets, collateralized-loan obligations, non-agency mortgage-backed securities, asset-backed securities and its equity-income covered-call strategy, given low equity-volatility levels throughout the year.

The SIMT Multi-Asset Accumulation Fund was a strong performer during the fiscal year as all risk premiums (stocks, bonds and commodities) were positive. Commodities, emerging-market currencies and emerging-market equities were the notable contributors to performance.

The SIMT High Yield Bond Fund also performed well during the year, supported by a strong equity market, energy-bond price improvement, less macro stress and optimism surrounding U.S. tax reform. The energy sector was the top-performing sector and CCC rated bonds were top performers. The SDIT Government and SIMT Real Return Funds contributed the least but still managed to produce positive returns for the full year.

The SIMT Conservative Income and SDIT Short-Duration Government Funds both contributed as shorter-term rates in the U.S. increased throughout the year. These Funds reduced their weighted-average maturities in the fourth quarter. The SIMT Real Return Fund contributed the least but managed to produce positive returns for the full year.

SEI Insurance Products Trust / Annual Report /December 31, 2017	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2017 (Unaudited)

VP Conservative Strategy Fund (Concluded)

The SIMT Multi-Asset Inflation Fund was the sole detractor for the year. The biggest contributors to underperformance were the Fund’s active commodities manager and the equity long/short strategy, given the significant underperformance of value stocks relative to growth stocks during the year as mentioned in the shareholder letter.

We initiated a short position in the euro and long position in the U.S. dollar in August 2015, implemented via currency forwards, based on our expectation that central-bank policies would continue to diverge between the two currency areas, as well as unresolved financial and political risks in the euro area; the position was expanded in early 2016 and maintained until May 2017. This trade marginally detracted from performance during the year. We eliminated the trade as geopolitical issues faced the new Trump administration and directly elevated concerns regarding U.S. political uncertainty, while indirectly threatening progress towards implementation of pro-growth policies. Additionally, economic conditions in Europe continue to improve and we believe the monetary policy divergence between the U.S. and Europe has the potential to narrow.

The Conservative Strategy Fund outperformed its benchmark. The Multi-Asset Capital Stability, Ultra-Short Duration and Short-Duration Government Funds underperformed the Conservative Strategy Fund’s benchmark, given the shorter-term nature of their strategies. The U.S. Fixed Income, Real Return and Multi-Asset Inflation Managed Funds also underperformed while all other Funds outperformed. The most notable outperformers were Global Managed Volatility, Emerging Market Debt and U.S. Managed Volatility.

The Conservative Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Conservative Strategy Fund’s overall performance was in line with our expectations for the Conservative Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date
VP Conservative Strategy Fund, Class II	5.12%	2.90%	3.21%
VP Conservative Strategy Fund, Class III	4.86%	2.68%	2.96%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	3.00%
S&P 500 Index	21.83%	11.41%	13.72%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	0.86%	0.41%	0.31%

1	For the year ended December 31, 2017. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

10	SEI Insurance Products Trust / Annual Report /December 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2017 (Unaudited)

VP Moderate Strategy Fund

I. Objective

The SIPT VP Moderate Strategy Fund (the “Moderate Strategy Fund”) seeks to provide capital appreciation while managing the risk of loss.

II. Investment Approach

The Moderate Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Moderate Strategy Fund’s assets in a way that it believes will achieve the Moderate Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Moderate Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2017, the Moderate Strategy Fund’s Class III shares returned 8.02%.

The Moderate Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.54%.

IV. Fund Attribution

All underlying Funds, except Multi-Asset Inflation Managed, produced positive returns in the low-volatility environment of 2017. Most risk assets continued their upward trajectory, particularly growth-focused U.S. equities and emerging-market equities, driven by coordinated global growth and a weaker U.S. dollar, as discussed in the shareholder letter.

The SIMT Global Managed Volatility, SIMT Multi-Asset Accumulation and SIMT U.S. Managed Volatility Funds were the largest contributors. Low-volatility stocks underperformed riskier and more cyclical areas of the equity market, but still performed well. The SIMT Multi-Asset Accumulation Fund was a strong performer during the fiscal year as all risk premiums (stocks, bonds and commodities) were positive. Commodities, emerging-market currencies and emerging-market equities were the notable contributors to performance. The SIMT Large Cap Fund also performed well over the year, driven by a strong global economy, U.S. tax reform, better-than-expected earnings and continued low interest rates (despite three Fed hikes) that supported higher-than-normal price-to-earnings ratios.

The SIMT U.S. Fixed Income Fund performed well and benefited from its curve-flattening bias in the fourth quarter as short-term rates remained supported after the Federal Reserve (Fed) hiked its benchmark rate three times during the year, while longer-term yields struggled to rise due to a muted inflationary outlook as addressed in the shareholder letter. The Fund is neutral on duration and slightly underweight credit.

The SIT Emerging Markets Debt Fund also performed well in both local- and hard-currency terms. Local-debt markets benefited from a weaker dollar with foreign-currency exposure being the primary driver. Additionally, inflation was subdued, policy was accommodative, oil prices remained range-bound-to-slightly higher and developed-market political risks seemed to ease with continued low volatility.

The SIMT Multi-Asset Capital Stability Fund performed well due to its overweight to risk assets, U.S. Treasury Inflation-Protected Securities and tactical positioning in high-carry foreign currencies. Global equity markets outperformed U.S. equities as synchronized global economic expansion continued and the U.S. dollar sold off throughout 2017.

The SIMT High Yield Bond Fund also performed well during the year, supported by a strong equity market, energy-bond price improvement, less macro stress and optimism surrounding U.S. tax reform. The energy sector was the top-performing sector and CCC rated bonds were top performers.

The SIMT Multi-Asset Income Fund performed well during the year despite conservative positioning with cash at its highest levels in five years and high-yield bonds at their lowest levels since inception. The Fund had contributions from floating-rate assets, collateralized-loan obligations, non-agency mortgage-backed securities, asset-backed securities and its equity-income covered-call strategy, given low equity-volatility levels throughout the year.

The SDIT Ultra Short Duration Bond and SDIT Short-Duration Government Funds both contributed as shorter-term rates in the U.S. increased throughout the year.

These Funds reduced their weighted-average maturities in the fourth quarter. The SIMT Real Return Fund contributed the least but managed to produce positive returns for the full year.

SEI Insurance Products Trust / Annual Report / December 31, 2017	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2017 (Unaudited)

VP Moderate Strategy Fund (Concluded)

The SIMT Multi-Asset Inflation Fund was the sole detractor for the year. The biggest contributors to underperformance were the Fund’s active commodities manager and the equity long/short strategy, given the significant underperformance of value stocks relative to growth stocks during the year as mentioned in the shareholder letter.

We initiated a short position in the euro and long position in the U.S. dollar in August 2015, implemented via currency forwards, based on our expectation that central-bank policies would continue to diverge between the two currency areas, as well as unresolved financial and political risks in the euro area; the position was expanded in early 2016 and maintained until May 2017. This trade marginally detracted from performance during the year. We eliminated the trade as geopolitical issues faced the new Trump administration and directly elevated concerns regarding U.S. political uncertainty, while indirectly threatening progress towards implementation of pro-growth policies. Additionally, economic conditions in Europe continue to improve and we believe the monetary policy divergence between the U.S. and Europe has the potential to narrow. We also initiated a long U.S. large-cap value relative to U.S. large-cap trade in the fourth quarter of 2017 through an overweight to the SIMT Large Cap Value Fund and underweight to the SIMT Large Cap Fund. The Russell 1000 Value Index underperformed the Russell 1000 Growth index throughout the year due to weaker inflation expectations and an overly pessimistic view on meaningful fiscal stimulus. We initiated this trade based on the idea that tighter labor markets will lead to an acceleration of wage growth, and also that the Fed will continue with the steady removal of monetary accommodation. Additionally, we expected that tax reform would help lead a rotation back into more cyclical names. Overall this trade was a marginally positive contributor to performance in 2017.

The Moderate Strategy Fund outperformed its primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Multi-Asset Capital Stability, Ultra Short Duration and Short-Duration Government Funds underperformed the Moderate Strategy Fund’s benchmark, given the shorter-term nature of their strategies. The High Yield, U.S. Fixed Income, Real Return and Multi-Asset Inflation Managed Funds also underperformed while all other Funds outperformed. The most notable outperformers were the U.S. Large Cap, Global Managed Volatility and Emerging Market Debt Funds.

The Moderate Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Moderate Strategy Fund’s overall performance was in line with our expectations for the Moderate Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date
VP Moderate Strategy Fund, Class II	8.23%	4.41%	4.92%
VP Moderate Strategy Fund, Class III	8.02%	4.19%	4.67%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	3.00%
S&P 500 Index	21.83%	11.41%	13.72%
MSCI EAFE Index	25.03%	7.80%	5.37%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	0.86%	0.74%	0.31%

Comparison of Change in the Value of a $10,000 Investment in the VP Moderate Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index and BofA Merrill Lynch 3-Month U.S. Treasury Bills Index.

12	SEI Insurance Products Trust / Annual Report / December 31, 2017

1	For the year ended December 31, 2017. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

SEI Insurance Products Trust / Annual Report / December 31, 2017	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2017 (Unaudited)

VP Market Plus Strategy Fund

I. Objective

The SIPT VP Market Plus Strategy Fund (the “Market Plus Strategy Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Market Plus Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Market Plus Strategy Fund’s assets in a way that it believes will achieve the Market Plus Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Market Plus Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2017, the Market Plus Strategy Fund’s Class III shares returned 18.35%. The Market Plus Strategy Fund’s primary broad-based benchmark, the S&P 500 Index, returned 21.83%.

IV. Fund Attribution

All underlying Funds produced positive returns in the low-volatility environment of 2017. Most risk assets continued their upward trajectory, particularly growth-focused U.S. equities and emerging-market equities, driven by coordinated global growth and a weaker U.S. dollar, as discussed in the shareholder letter.

The SIT International Equity, SIMT Large Cap and SIMT Multi-Asset Accumulation Funds were the largest contributors. The SIT International Equity Fund performed well, driven by strong earnings internationally, a calmer geopolitical environment and synchronized global growth. The SIMT Large Cap Fund also performed well over the year, driven by a strong global economy, U.S. tax reform, better-than-expected earnings and continued low interest rates (despite three Fed hikes) that supported higher-than-normal price-to-earnings ratios. The SIMT Multi-Asset Accumulation Fund was a strong performer during the fiscal year as all risk premiums (stocks, bonds and commodities) were positive. Commodities, emerging-market currencies and emerging-market equities were the notable contributors to performance.

The SIT Emerging Market Equity Fund was the highest-returning Fund in the portfolio in 2017. The Fund performed well due to synchronized global growth, subsiding political fears, strong demand and a weaker U.S. dollar. Earnings also rebounded from the low base set in previous years. Additionally, the Fund had strong stock selection and a growth tailwind that lifted technology and Chinese stocks throughout most of the year.

The SIMT Dynamic Asset Allocation Fund had positive performance for the year but underperformed its benchmark. The largest underperforming theme during the fiscal year was long European equities against short U.S. equities, but we still have confidence in this theme as there is relative attractiveness in Europe supported by strengthening fundamentals. The long-Mexican-peso against short-Canadian-dollar trade contributed in the first quarter, while the short -Asian-currency-basket against long-Indian-rupee trade detracted. The long-Russell-1000-Value against short-Russell-1000-Growth trade that was initiated at the end of the third quarter detracted in 2017 but remains an active theme. Finally, the long-Japanese-equity against short-U.S.-equity theme contributed throughout the year and also continues to be an active theme.

The SIT Emerging Markets Debt Fund also performed well in both local- and hard-currency terms. Local-debt markets benefited from a weaker dollar with foreign-currency exposure being the primary driver. Additionally, inflation was subdued, policy was accommodative, oil prices remained range bound-to-slightly higher and developed-market political risks seemed to ease with continued low volatility.

The SIMT Small Cap Fund was a contributor for the year. The themes for positive small-cap performance were similar to those described above: positive economic growth, strong corporate earnings and U.S. tax reform, along with President Trump’s promises for further deregulation and infrastructure spending.

The SIMT High Yield Bond Fund also performed well during the year, supported by a strong equity market, energy-bond price improvement, less macro stress and optimism surrounding U.S. tax reform. The energy sector was the top-performing sector and CCC rated bonds were top performers.

The SIMT U.S. Fixed Income Fund performed well and benefited from its curve-flattening bias in the fourth

14	SEI Insurance Products Trust / Annual Report / December 31, 2017

quarter as short-term rates remained supported after the Federal Reserve (“Fed”) hiked its benchmark rate three times during the year, while longer-term yields struggled to rise due to a muted inflationary outlook as addressed in the shareholder letter. The Fund is neutral on duration and slightly underweight credit.

The Market Plus Strategy Fund underperformed its benchmark. The Emerging Market Equity, International Equity, Large Cap and Dynamic Asset Allocation Funds all outperformed the Strategy’s benchmark. All other Funds underperformed the benchmark as 2017 was mostly driven by gains in the equity markets. The Market Plus Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Market Plus Strategy Fund’s overall performance was in line with our expectations for the Market Plus Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date
VP Market Plus Strategy Fund, Class II	18.68%	7.45%	7.60%
VP Market Plus Strategy Fund, Class III	18.35%	7.18%	7.32%
S&P 500 Index	21.83%	11.41%	13.72%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	3.00%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	0.86%	0.41%	0.31%

Comparison of Change in the Value of a $10,000 Investment in the VP Market Plus Strategy, Class II and Class III, versus the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index.

1	For the year ended December 31, 2017. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

SEI Insurance Products Trust / Annual Report / December 31, 2017	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2017 (Unaudited)

VP Balanced Strategy Fund

I. Objective

The SIPT VP Balanced Strategy Fund (the “Balanced Strategy Fund”) seeks capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Balanced Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Balanced Strategy Fund’s assets in a way that it believes will achieve the Balanced Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Balanced Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2017, the Balanced Strategy Fund’s Class III shares returned 11.30%. The Balanced Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.54%.

IV. Fund Attribution

All underlying Funds, except Multi-Asset Inflation Managed, produced positive returns in the low-volatility environment of 2017. Most risk assets continued their upward trajectory, particularly growth-focused U.S. equities and emerging-market equities, driven by coordinated global growth and a weaker U.S. dollar, as discussed in the shareholder letter.

The SIMT Multi-Asset Accumulation, SIT International Equity Fund and SIMT Large Cap Funds were the largest contributors. The SIMT Multi-Asset Accumulation Fund was a strong performer during the fiscal year as all risk premiums (stocks, bonds and commodities) were positive. Commodities, emerging-market currencies and emerging-market equities were the notable contributors to performance. The SIT International Equity Fund performed well, driven by strong earnings internationally, a calmer geopolitical environment and synchronized global growth. The SIMT Large Cap Fund also performed well over the year, driven by a strong global economy, U.S. tax reform, better-than-expected earnings and continued low interest rates (despite three Fed hikes) that supported higher-than-normal price-to-earnings ratios.

The SIT Emerging Market Equity Fund was the highest-returning Fund in the portfolio in 2017. The Fund performed well due to synchronized global growth, subsiding political fears, strong demand and a weaker U.S. dollar. Earnings also rebounded from the low base set in previous years. Additionally, the Fund had strong stock selection and a growth tailwind that lifted technology and Chinese stocks throughout most of the year.

The SIMT Dynamic Asset Allocation Fund had positive performance for the year but underperformed its benchmark. The largest underperforming theme during the fiscal year was long European equities against short U.S. equities, but we still have confidence in this theme as there is relative attractiveness in Europe supported by strengthening fundamentals. The long-Mexican-peso against short-Canadian -dollar trade contributed in the first quarter, while the short-Asian-currency-basket against long-Indian-rupee trade detracted. The long-Russell-1000-Value against short-Russell-1000-Growth trade that was initiated at the end of the third quarter detracted in 2017 but remains an active theme. Finally, the long-Japanese-equity against short-U.S.-equity theme contributed throughout the year and also continues to be an active theme.

The SIMT U.S. Fixed Income Fund performed well and benefited from its curve-flattening bias in the fourth quarter as short-term rates remained supported after the Federal Reserve (Fed) hiked its benchmark rate three times during the year, while longer-term yields struggled to rise due to a muted inflationary outlook as addressed in the shareholder letter. The Fund is neutral on duration and slightly underweight credit.

The SIT Emerging Markets Debt Fund also performed well in both local- and hard-currency terms. Local-debt markets benefited from a weaker dollar with foreign-currency exposure being the primary driver. Additionally, inflation was subdued, policy was accommodative, oil prices remained range-bound-to-slightly higher and developed-market political risks seemed to ease with continued low volatility.

The SIMT High Yield Bond Fund also performed well during the year, supported by a strong equity market, energy-bond price improvement, less macro stress and

16	SEI Insurance Products Trust / Annual Report / December 31, 2017

optimism surrounding U.S. tax reform. The energy sector was the top-performing sector and CCC rated bonds were top performers.

The SIMT Multi-Asset Income Fund performed well during the year despite conservative positioning with cash at its highest levels in five years and high-yield bonds at their lowest levels since inception. The Fund had contributions from floating-rate assets, collateralized loan obligations, non-agency mortgage-backed securities, asset-backed securities and its equity-income covered-call strategy, given low equity-volatility levels throughout the year.

The SIMT Small Cap Fund was the smallest contributor for the year. The themes for positive small-cap performance were similar to those described above: positive economic growth, strong corporate earnings and U.S. tax reform, along with President Trump’s promises for further deregulation and infrastructure spending.

The Balanced Strategy Fund outperformed its primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Multi-Asset Inflation, Multi-Asset Income, High Yield and U.S. Fixed Income Funds all underperformed the benchmark as fixed-income assets did not produce as strong returns as equity assets. The Small Cap Fund also underperformed while all other Funds outperformed the benchmark. The most notable outperformers were the Emerging Markets Equity, International Equity and Large Cap Funds.

The Balanced Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Balanced Strategy Fund’s overall performance was in line with our expectations for the Balanced Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date
VP Balanced Strategy Fund, Class II	11.56%	4.99%	5.14%
VP Balanced Strategy Fund, Class III	11.30%	4.74%	4.90%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	3.00%
S&P 500 Index	21.83%	11.41%	13.72%
MSCI EAFE Index	25.03%	7.80%	5.32%

Comparison of Change in the Value of a $10,000 Investment in the VP Balanced Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the MSCI EAFE Index.

1	For the year ended December 31, 2017. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

SEI Insurance Products Trust / Annual Report / December 31, 2017	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2017 (Unaudited)

VP Market Growth Strategy Fund

I. Objective

The SIPT VP Market Growth Strategy Fund (the “Market Growth Strategy Fund”) seeks capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Market Growth Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Market Growth Strategy Fund’s assets in a way that it believes will achieve the Market Growth Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Market Growth Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2017, the Market Growth Strategy Fund’s Class III shares returned 13.76%. The Market Growth Strategy Fund’s primary broad-based benchmark, the S&P 500 Index, returned 21.83%.

IV. Fund Attribution

All underlying Funds, except Multi-Asset Inflation Managed, produced positive returns in the low-volatility environment of 2017. Most risk assets continued their upward trajectory, particularly growth-focused U.S. equities and emerging-market equities, driven by coordinated global growth and a weaker U.S. dollar, as discussed in the shareholder letter.

The SIT International Equity, SIMT Large Cap and SIMT Multi-Asset Accumulation Funds were the largest contributors. The SIT International Equity Fund performed well, driven by strong earnings internationally, a calmer geopolitical environment and synchronized global growth. The SIMT Large Cap Fund also performed well over the year, driven by a strong global economy, U.S. tax reform, better-than-expected earnings and continued low interest rates (despite three Fed hikes) that supported higher-than-normal price-to-earnings ratios. The SIMT Multi-Asset Accumulation Fund was a strong performer during the fiscal year as all risk premiums (stocks, bonds and commodities) were positive. Commodities, emerging-market currencies and emerging-market equities were the notable contributors to performance.

The SIT Emerging Market Equities Fund was the highest-returning Fund in the portfolio in 2017. The Fund performed well due to synchronized global growth, subsiding political fears, strong demand and a weaker U.S. dollar. Earnings also rebounded from the low base set in previous years. Additionally, the Fund had strong stock selection and a growth tailwind that lifted technology and Chinese stocks throughout most of the year.

The SIMT Dynamic Asset Allocation Fund had positive performance for the year but underperformed its benchmark. The largest underperforming theme during the fiscal year was long European equities against short U.S. equities, but we still have confidence in this theme as there is relative attractiveness in Europe supported by strengthening fundamentals. The long-Mexican-peso against short-Canadian-dollar trade contributed in the first quarter, while the short-Asian-currency-basket against long-Indian-rupee trade detracted. The long-Russell-1000-Value against short-Russell-1000-Growth trade that was initiated at the end of the third quarter detracted in 2017 but remains an active theme. Finally, the long-Japanese-equity against short-U.S.-equity theme contributed throughout the year and also continues to be an active theme.

The SIT Emerging Markets Debt Fund also performed well in both local- and hard-currency terms. Local-debt markets benefited from a weaker dollar with foreign-currency exposure being the primary driver. Additionally, inflation was subdued, policy was accommodative, oil prices remained range-bound-to-slightly higher and developed-market political risks seemed to ease with continued low volatility.

The SIMT U.S. Fixed Income Fund performed well and benefited from its curve-flattening bias in the fourth quarter as short-term rates remained supported after the Federal Reserve (Fed) hiked its benchmark rate three times during the year, while longer-term yields struggled to rise due to a muted inflationary outlook as addressed in the shareholder letter. The Fund is neutral on duration and slightly underweight credit.

The SIMT Small Cap Fund was the smallest contributor for the year. The themes for positive small-cap performance were similar to the themes described

18	SEI Insurance Products Trust / Annual Report / December 31, 2017

above: positive economic growth, strong corporate earnings and U.S. tax reform, along with President Trump’s promises for further deregulation and infrastructure spending.

The SIMT Multi-Asset Income Fund performed well during the year despite conservative positioning with cash at its highest levels in five years and high-yield bonds at their lowest levels since the Fund’s inception. The Fund had contributions from floating-rate assets, collateralized-loan obligations, non-agency mortgage-backed securities, asset-backed securities and its equity-income covered-call strategy, given low equity-volatility levels throughout the year.

The SIMT Multi-Asset Inflation Fund was the sole detractor for the year. The biggest contributors to underperformance were the Fund’s active commodities manager and the equity long/short strategy, given the significant underperformance of value stocks relative to growth stocks during the year as mentioned in the shareholder letter.

The Market Growth Strategy Fund underperformed its benchmark. The Multi-Asset Inflation, Multi-Asset Income, High Yield, Emerging Market Debt and U.S. Fixed Income Funds all underperformed the benchmark as fixed-income assets did not produce as strong returns as equity assets. The Small Cap Fund also underperformed while all other Funds outperformed the benchmark. The most notable outperformers were the Emerging Markets Equity, International Equity and Large Cap Funds.

The Market Growth Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Market Growth Strategy Fund’s overall performance was in line with our expectations for the Market Growth Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date
VP Market Growth Strategy Fund, Class II	14.04%	5.86%	5.97%
VP Market Growth Strategy Fund, Class III	13.76%	5.59%	5.68%
S&P 500 Index	21.83%	11.41%	13.72%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	3.00%
MSCI EAFE Index	25.03%	7.80%	5.37%

Comparison of Change in the Value of a $10,000 Investment in the VP Market Growth Strategy, Class II and Class III, versus the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index.

1	For the year ended December 31, 2017. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

SEI Insurance Products Trust / Annual Report / December 31, 2017	19

SCHEDULE OF INVESTMENTS

December 31, 2017

VP Defensive Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.2%

Fixed Income Funds — 56.1%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	47,178	$487
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	24,935	249
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,744	13
SEI Institutional Managed Trust Real Return Fund, Cl Y	8,279	83
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	9,848	100

Total Fixed Income Funds (Cost $935) ($ Thousands)		932

Multi-Asset Funds — 30.1%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	33,309	333
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	7,704	83
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	9,920	84

Total Multi-Asset Funds (Cost $497) ($ Thousands)		500

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Equity Funds — 9.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	7,118	$84
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	3,743	66

Total Equity Funds (Cost $140) ($ Thousands)		150

Money Market Fund — 5.0%
SEI Daily Income Trust Government Fund, Cl F, 1.040%**	83,096	83

Total Money Market Fund (Cost $83) ($ Thousands)		83

Total Investments — 100.2% (Cost $1,655) ($ Thousands)		$1,665

Percentages are based on Net Assets of $1,661 ($ Thousands).

**	Rate shown is the 7-day effective yield as of December 31, 201 .

Cl — Class

The following is a list of the inputs used as of December 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands)

Investments in Securities	Level 1	Level 2	Level 3	Total

Affiliated Investment Fun	$1,665	$–	$–	$1,665

Total Investments in Securities	$1,665	$–	$–	$1,665

As of December 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant ccounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended December 31, 2017 ($Thousands

Security Description	Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2017	Dividend Income
SEI Daily Income Trust Short Duration Government Fund, CI Y	$528	$199	$(235)	$(2)	$(3)	$487	$7
SEI Institutional Managed Trust Conservative Income Fund, CI Y	270	101	(122)	—	—	249	2
SEI Institutional Managed Trust High Yield Bond Fund, CI Y	13	6	(7)	1	—	13	1
SEI Institutional Managed Trust Real Return Fund, CI Y	90	34	(41)	1	(1)	83	1
SEI Institutional Managed Trust U.S. Fixed Income Fund, CI Y	109	41	(52)	(1)	3	100	2
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, CI Y	360	139	(166)	2	(2)	333	7
SEI Institutional Managed Trust Multi-Asset Income Fund, CI Y	90	35	(43)	2	(1)	83	2
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, CI	90	36	(39)	(1)	(2)	84	2
SEI Institutional Managed Trust Global Managed Volatility Fund, CI Y	90	36	(49)	2	5	84	1
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CI Y	71	30	(38)	3	—	66	1
SEI Daily Income Trust Government Fund, CI F	90	33	(40)	—	—	83	—

Totals	$1,801	$690	$(832)	$7	$(1)	$1,665	$26

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

20	SEI Insurance Products Trust / Annual Report / December 31, 2017

SCHEDULE OF INVESTMENTS

December 31, 2017

VP Conservative Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.3%
Fixed Income Funds — 51.2%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	184,794	$1,905
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	57,297	535
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	39,190	403
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	133,731	1,337
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	70,147	504
SEI Institutional Managed Trust Real Return Fund, Cl Y	53,226	536
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	157,876	1,607

Total Fixed Income Funds (Cost $6,792) ($ Thousands)		6,827

Multi-Asset Funds — 31.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	40,269	404
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	227,262	2,275
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	74,312	803

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, C Y	79,694	$674

Total Multi-Asset Funds (Cost $4,131) ($ Thousands)		4,156

Equity Funds — 18.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	125,940	1,475
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	52,554	931

Total Equity Funds (Cost $2,231) ($ Thousands)		2,406

Total Investments — 100.3% (Cost $13,154) ($ Thousands)		$13,389

Percentages are based on Net Assets of $13,344 ($ Thousands).

CI — Class

The following is a list of the inputs used as of December 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands)

Investments in Securities	Level 1	Level 2	Level 3	Total

Affiliated Investment Fun	$13,389	$–	$–	$13,389

Total Investments in Securities	$13,389	$–	$–	$13,389

As of December 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant ccounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ende December 31, 2017 ($ Thousands):

Security Description	Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	value 12/31/2017	Dividend Income
SEI Daily Income Trust Short Duration Government Fund, CI Y	$1,999	$515	$(585)	$(6)	$(18)	$1,905	$34
SEI Daily Income Trust Ultra Short Duration Bond Fund, CI Y	561	139	(167)	–	2	535	8
SEI Institutional International Trust Emerging Markets Debt Fund, CI Y	422	108	(166)	2	37	403	18
SEI Institutional Managed Trust Conservative Income Fund, CI Y	1,402	349	(414)	–	–	1,337	15
SEI Institutional Managed Trust High Yield Bond Fund, CI Y	529	159	(187)	1	2	504	30
SEI Institutional Managed Trust Real Return Fund, CI Y	561	142	(163)	–	(4)	536	6
SEI Institutional Managed Trust U.S. Fixed Income Fund, CI Y	1,688	421	(524)	(18)	40	1,607	36
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, CI Y	422	115	(166)	(4)	37	404	–
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, CI Y	2,384	599	(716)	1	7	2,275	47
SEI Institutional Managed Trust Multi-Asset Income Fund, CI Y	841	213	(270)	2	17	803	29
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, CI	702	212	(217)	(4)	(19)	674	11
SEI Institutional Managed Trust Global Managed Volatility Fund, CI Y	1,542	423	(617)	8	119	1,475	26
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CI Y	980	298	(391)	12	32	931	17

Totals	$14,033	$3,693	$(4,583)	$(6)	$252	$13,389	$277

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Insurance Products Trust / Annual Report / December 31, 2017	21

SCHEDULE OF INVESTMENTS

December 31, 2017

VP Moderate Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.4%

Fixed Income Funds — 35.9%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	70,910	$731
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	36,192	338
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	33,338	343
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	71,099	511
SEI Institutional Managed Trust Real Return Fund, Cl Y	33,547	337
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	177,309	1,805

Total Fixed Income Funds (Cost $3,997) ($ Thousands)		4,065

Multi-Asset Funds — 35.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	170,137	1,706
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	112,852	1,130
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	52,239	564
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, C Y	66,857	566

Total Multi-Asset Funds (Cost $3,864) ($ Thousands)		3,966

Equity Funds — 29.4%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	146,771	1,719
SEI Institutional Managed Trust Large Cap Fund, Cl Y	15,735	232
SEI Institutional Managed Trust Large Cap Value Fund, Cl Y	9,193	234
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	64,702	1,146

Total Equity Funds (Cost $3,051) ($ Thousands)		3,331

Total Investments — 100.4% (Cost $10,912) ($ Thousands)		$11,362

Percentages are based on Net Assets of $11,319 ($ Thousands).

Cl — Class

The following is a list of the inputs used as of December 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands)

Investments in Securities	Level 1	Level 2	Level 3	Total

Affiliated Investment Fun	$11,362	$–	$–	$11,362

Total Investments in Securities	$11,362	$–	$–	$11,362

As of December 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant ccounting Policies in Notes to Financial Statements.

22	SEI Insurance Products Trust / Annual Report / December 31, 2017

The following is summary of the transactions with affiliates for the year ende December 31, 2017 ($ Thousands):

Security Description	Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2017	Dividend Income

SEI Daily Income Trust Short Duration Government Fund, CI Y	$897	$176	$(332)	$(3)	$(7)	$731	$15
SEI Daily Income Trust Ultra Short Duration Bond Fund, CI Y	414	78	(154)	–	–	338	6
SEI Institutional International Trust Emerging Markets Debt Fund, CI Y	414	86	(194)	7	30	343	16
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	624	132	(250)	5	–	511	34
SEI Institutional Managed Trust Real Return Fund, Cl Y	414	77	(153)	1	(2)	337	5
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	2,214	402	(838)	(30)	57	1,805	46
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,076	392	(931)	(13)	182	1,706	–
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	1,378	257	(515)	2	8	1,130	23
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	689	128	(269)	2	14	564	23
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl	689	153	(255)	(3)	(18)	566	9
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	2,065	417	(941)	28	150	1,719	30
SEI Institutional Managed Trust Large Cap Fund, Cl Y	549	83	(474)	74	–	232	5
SEI Institutional Managed Trust Large Cap Value Fund, Cl Y	–	292	(63)	–	5	234	1
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,374	315	(613)	30	40	1,146	22

Totals	$ 13,797	$ 2,988	$ (5,982)	$ 100	$ 459	$ 11,362	$ 235

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Insurance Products Trust / Annual Report / December 31, 2017	23

SCHEDULE OF INVESTMENTS

December 31, 2017

VP Market Plus Strategy Fund

† Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS – 100.3%
Equity Funds – 63.2%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	30,140	$390
SEI Institutional International Trust International Equity Fund, Cl Y	99,765	1,161
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	34,964	438
SEI Institutional Managed Trust Large Cap Fund, Cl Y	78,232	1,153
SEI Institutional Managed Trust Small Cap Fund, Cl Y	25,551	329

Total Equity Funds (Cost $2,824) ($ Thousands)		3,471

Multi-Asset Funds – 20.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	109,830	1,102

Total Multi-Asset Funds (Cost $1,067) ($ Thousands)		1,102

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Fixed Income Funds – 17.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	32,206	$331
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	46,246	332
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	27,075	276

Total Fixed Income Funds (Cost $899) ($ Thousands)		939

Total Investments – 100.3% (Cost $4,790) ($ Thousands)		$5,512

Percentages are based on Net Assets of $5,495 ($ Thousands).

Cl — Class

The following is a list of the inputs used as of December 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Affiliated Investment Fun	$5,512	$–	$–	$5,512

Total Investments in Securities	$5,512	$–	$–	$5,512

As of December 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant ccounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ende December 31, 2017 ($ Thousands):

Security Description	Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2017	Dividend Income

SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$ 328	$ 31	$ (72)	$ 5	$ 98	$ 390	$ 6
SEI Institutional International Trust International Equity Fund, Cl Y	974	98	(138)	7	220	1,161	18
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	365	37	(25)	2	59	438	7
SEI Institutional Managed Trust Large Cap Fund, Cl Y	959	142	(83)	–	135	1,153	11
SEI Institutional Managed Trust Small Cap Fund, Cl Y	274	62	(14)	–	7	329	–
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	927	155	(52)	(3)	75	1,102	–
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	277	52	(23)	–	25	331	14
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	279	65	(13)	(1)	2	332	17
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	232	47	(6)	–	3	276	5

Totals	$4,615	$689	$(426)	$10	$624	$5,512	$78

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

24	SEI Insurance Products Trust / Annual Report / December 31, 2017

SCHEDULE OF INVESTMENTS

December 31, 2017

VP Balanced Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.3%

Fixed Income Funds — 35.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	49,588	$510
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	71,111	511
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	250,773	2,553

Total Fixed Income Funds (Cost $3,535) ($ Thousands)		3,574

Multi-Asset Funds — 33.2%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	205,011	2,056
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	47,105	509
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, C Y	96,987	820

Total Multi-Asset Funds (Cost $3,357) ($ Thousands)		3,385

Equity Funds — 32.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	24,065	311

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional International Trust International Equity Fund, Cl Y	88,327	$1,028
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	40,451	507
SEI Institutional Managed Trust Large Cap Fund, Cl Y	75,839	1,118
SEI Institutional Managed Trust Small Cap Fund, ClY	23,684	305

Total Equity Funds (Cost $2,725) ($ Thousands)		3,269

Total Investments — 100.3% (Cost $9,617) ($ Thousands)		$10,228

Percentages are based on Net Assets of $10,196 ($ Thousands).

Cl — Class

The following is a list of the inputs used as of December 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Affiliated Investment Fun	$10,228	$–	$–	$10,228

Total Investments in Securities	$10,228	$–	$–	$10,228

As of December 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant ccounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ende December 31, 2017 ($ Thousands):

Security Description	Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2017	Dividend Income
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	$403	$165	$(94)	$—	$36	$510	$22
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	406	185	(80)	(1)	1	511	26
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	2,024	848	(344)	(14)	39	2,553	49
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,614	643	(327)	(27)	153	2,056	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	403	170	(72)	—	8	509	16
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl	645	299	(101)	(5)	(18)	820	13
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	245	73	(86)	3	76	311	4
SEI Institutional International Trust International Equity Fund, Cl Y	810	254	(228)	(2)	194	1,028	15
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	401	145	(109)	3	67	507	8
SEI Institutional Managed Trust Large Cap Fund, Cl Y	883	364	(256)	(10)	137	1,118	11
SEI Institutional Managed Trust Small Cap Fund, Cl Y	241	119	(63)	(1)	9	305	—

Totals	$8,075	$3,265	$(1,760)	$(54)	$702	$10,228	$164

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Insurance Products Trust / Annual Report / December 31, 2017	25

SCHEDULE OF INVESTMENTS

December 31, 2017

VP Market Growth Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.3%

Equity Funds — 44.3%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	41,859	$541
SEI Institutional International Trust International Equity Fund, Cl Y	173,426	2,019
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	64,025	802
SEI Institutional Managed Trust Large Cap Fund, Cl Y	146,650	2,162
SEI Institutional Managed Trust Small Cap Fund, Cl Y	31,174	401

Total Equity Funds (Cost $4,885) ($ Thousands)		5,925

Multi-Asset Funds — 32.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	267,283	2,681
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	49,341	533
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, C Y	126,368	1,069

Total Multi-Asset Funds (Cost $4,272) ($ Thousands)		4,283

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Fixed Income Funds — 24.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	65,233	$671
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	93,227	669
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	183,636	1,870

Total Fixed Income Funds (Cost $3,161) ($ Thousands)		3,210

Total Investments — 100.3% (Cost $12,318) ($ Thousands)		$13,418

Percentages are based on Net Assets of $13,375 ($ Thousands).

Cl — Class

The following is a list of the inputs used as of December 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Affiliated Investment Fun	$13,418	$–	$–	$13,418

Total Investments in Securities	$13,418	$–	$–	$13,418

As of December 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant ccounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ende December 31, 2017 ($ Thousands):

Security Description	Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2017	Dividend Income

SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$476	$99	$(185)	$7	$144	$541	$8
SEI Institutional International Trust International Equity Fund, Cl Y	1,764	386	(546)	3	412	2,019	30
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	692	177	(185)	5	113	802	13
SEI Institutional Managed Trust Large Cap Fund, Cl Y	1,846	560	(506)	(11)	273	2,162	22
SEI Institutional Managed Trust Small Cap Fund, Cl Y	347	136	(93)	1	10	401	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,353	677	(533)	(45)	229	2,681	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	468	151	(96)	—	10	533	18
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl	936	327	(161)	(14)	(19)	1,069	17
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	587	177	(146)	(1)	54	671	30
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	590	204	(128)	(5)	8	669	36
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	1,651	545	(346)	(13)	33	1,870	39

Totals	$ 11,710	$ 3,439	$ (2,925)	$ (73)	$ 1,267	$ 13,418	$ 213

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

26	SEI Insurance Products Trust / Annual Report / December 31, 2017

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

December 31, 2017

	VP Defensive Strategy Fund	VP Conservative Strategy Fund
Assets:
Investments in affiliated funds, at ma et value (1)	$ 1,665	$ 13,389
Income distribution receivable from affiliated fun	1	11
Receivable for fund shares sold	—	—
Receivable for investment securities sold	—	2
Receivable from administrator	—	3
Total Assets	1,666	13,405
Liabilities:
Payable for investment securities purchased	1	11
Payable for fund shares redeemed	—	2
Distribution fees payable	—	3
Investment advisory fees payable	—	1
Shareholder servicing fees payable	—	3
Accrued expenses	4	41
Total Liabilities	5	61
Net Assets	$ 1,661	$ 13,344
† Cost of investments in affiliated fun	$ 1,655	$ 13,154
Net Assets:
Paid in Capital (unlimited authorization - no par value)	$ 1,657	$ 13,088
Distributions in excess of net investment income	1	12
Accumulated net realized gain (loss) on investments and foreign currency	(7)	9
Net unrealized appreciation on investments	10	235
Net Assets	$ 1,661	$ 13,344
Net Asset Value, Offering and Redemption Price Per Share — Class II	$ 10.10	$ 10.45
	($1,455,038 ÷ 144,087 shares)	($1,433,116 ÷ 137,114 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class III	$ 10.09	$ 10.44
	($206,008 ÷ 20,427 shares)	($11,911,060 ÷ 1,141,357 shares)

(1)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

28	SEI Insurance Products Trust / Annual Report / December 31, 2017

VP Moderate Strategy Fund	VP Market Plus Strategy Fund	VP Balanced Strategy Fund	VP Market Growth Strategy Fund

$11,362	$5,512	$10,228	$13,418
8	2	7	7
—	—	4	—
2	1	—	1
—	2	5	4
11,372	5,517	10,244	13,430

8	2	11	7
2	1	—	1
2	1	2	2
1	—	1	1
2	1	2	3
38	17	32	41
53	22	48	55
$11,319	$5,495	$10,196	$13,375
$10,912	$4,790	$9,617	$12,318

$10,650	$4,967	$9,625	$12,601
18	(1)	9	13
201	(193)	(49)	(339)
450	722	611	1,100
$11,319	$5,495	$10,196	$13,375
$10.82	$11.77	$11.01	$11.16
($2,777,335 ÷ 256,585 shares)	($ 1,216,604 ÷ 103,379 shares)	($ 807,495 ÷ 73,350 shares)	($2,727,931 ÷ 244,349 shares)
$10.81	$11.75	$11.00	$11.14
($8,541,750 ÷ 790,262 shares)	($ 4,278,241 ÷ 364,069 shares)	($ 9,388,660 ÷ 853,725 shares)	($10,647,043 ÷ 955,519 shares)

SEI Insurance Products Trust / Annual Report / December 31, 2017	29

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended December 31, 2017

	VP Defensive Strategy Fund	VP Conservative Strategy Fund
Investment Income:
Income distributions from affiliated fun	$26	$277
Other Income	1	1
Total Investment Income	27	278
Expenses:
Shareholder servicing fees — Class II	3	4
Shareholder servicing fees — Class III	1	30
Administration fees	2	21
Investment advisory fees	1	14
Distribution fees — Class III	1	36
Printing fees	3	29
Professional fees	2	29
Custodian/Wire Agent fees	1	8
Pricing fees	—	2
Other expenses	—	1
Total Expenses	14	174
Less:
Administration fees waived	(2)	(21)
Reimbursement from administrator	(4)	(48)
Waiver of distribution fees — Class III	—	(6)
Net Expenses	8	99
Net Investment Income	19	179
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized gain (loss) from sales of affiliated fun	7	(6)
Net realized loss on foreign currency transactions	—	(6)
Capital gain distributions received from affiliated fun	12	228
Net change in unrealized appreciation (depreciation) from affiliated fun	(1)	252
Net change in unrealized appreciation on foreign currency transactions	—	1
Net Realized and Unrealized Gain from Affiliated Fun	18	469
Net Increase in Net Assets Resulting from Operations	$37	$648

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

30	SEI Insurance Products Trust / Annual Report / December 31, 2017

VP Moderate Strategy Fund	VP Market Plus Strategy Fund	VP Balanced Strategy Fund	VP Market Growth Strategy Fund
$235	$78	$164	$213
1	1	1	1
236	79	165	214

5	3	2	6
28	10	20	25
20	7	13	19
13	5	9	12
33	12	24	30
27	11	20	28
26	12	22	29
7	3	5	7
2	—	1	2
—	1	1	1
161	64	117	159

(20)	(7)	(13)	(19)
(36)	(16)	(29)	(40)
(5)	(2)	(4)	(5)
100	39	71	95
136	40	94	119

100	10	(54)	(73)
(12)	—	—	—
322	147	198	298
459	624	702	1,267
4	—	—	—
873	781	846	1,492
$1,009	$821	$940	$1,611

SEI Insurance Products Trust / Annual Report / December 31, 2017	31

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended December 31,

	VP Defensive Strategy Fund		VP Conservative Strategy Fund
	2017	2016	2017	2016
Operations:
Net investment income	$19	$13	$179	$145
Net realized gain (loss) from sales of affiliated fun	7	(16)	(6)	(124)
Net realized gain (loss) on foreign currency transactions	—	—	(6)	6
Capital gain distributions received from affiliated fun	12	8	228	149
Net change in unrealized appreciation (depreciation) from affiliated fun	(1)	29	252	270
Net change in unrealized appreciation (depreciation) on foreign currency translation	—	—	1	(1)
Net Increase in Net Assets Resulting from Operations	37	34	648	445
Dividends and Distributions From:
Net Investment Income:
Class II	(20)	(14)	(28)	(28)
Class III	(3)	(1)	(198)	(172)
Net Realized Gains:
Class II	(3)	—	(7)	(6)
Class III	(1)	—	(58)	(28)
Total Dividends and Distributions	(27)	(15)	(291)	(234)
Capital Share Transactions:[1]
Class II
Proceeds from shares issued	651	1,904	434	2,454
Reinvestment of dividends & distributions	24	14	34	34
Cost of shares redeemed	(821)	(1,399)	(785)	(2,411)
Increase (Decrease) in Net Assets Derived from Class II Transactions	(146)	519	(317)	77
Class III
Proceeds from shares issued	—	25	3,038	6,196
Reinvestment of dividends & distributions	3	1	256	200
Cost of shares redeemed	(2)	(44)	(3,983)	(3,228)
Increase (Decrease) in Net Assets Derived from Class III Transactions	1	(18)	(689)	3,168
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(145)	501	(1,006)	3,245
Net Increase (Decrease) in Net Assets	(135)	520	(649)	3,456
Net Assets:
Beginning of Year	1,796	1,276	13,993	10,537
End of Year	$1,661	$1,796	$13,344	$13,993
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at End of Year	$1	$2	$12	$11

(1)	For Capital Share Transactions see Note 4 in the Notes to Financial Statements.

Amounts	designated as “—” are $0 or have been rounded to $0.

The	accompanying notes are an integral part of the financial statements

32	SEI Insurance Products Trust / Annual Report / December 31, 2017

VP Moderate Strategy Fund		VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund

2017	2016	2017	2016	2017	2016	2017	2016

$136	$169	$40	$40	$94	$79	$119	$111
100	(206)	10	(287)	(54)	(130)	(73)	(457)
(12)	14	—	—	—	—	—	—
322	278	147	66	198	134	298	182
459	530	624	555	702	400	1,267	989
4	(4)	—	—	—	—	—	—

1,009	781	821	374	940	483	1,611	825

(51)	(35)	(18)	(20)	(13)	(11)	(44)	(52)
(156)	(248)	(56)	(68)	(133)	(160)	(147)	(195)

(5)	(12)	—	(44)	—	(4)	—	(73)
(32)	(85)	—	(139)	—	(119)	—	(256)

(244)	(380)	(74)	(271)	(146)	(294)	(191)	(576)

1,383	846	204	209	511	324	463	363
56	48	18	63	14	16	44	124
(290)	(912)	(64)	(842)	(323)	(15)	(189)	(1,105)

1,149	(18)	158	(570)	202	325	318	(618)

896	5,714	219	933	2,408	2,363	2,630	2,420
188	334	56	207	133	279	147	451
(5,435)	(2,501)	(287)	(580)	(1,393)	(711)	(2,817)	(1,282)

(4,351)	3,547	(12)	560	1,148	1,931	(40)	1,589

(3,202)	3,529	146	(10)	1,350	2,256	278	971

(2,437)	3,930	893	93	2,144	2,445	1,698	1,220

13,756	9,826	4,602	4,509	8,052	5,607	11,677	10,457

$11,319	$13,756	$5,495	$4,602	$10,196	$8,052	$13,375	$11,677

$18	$31	$(1)	$4	$9	$8	$13	$16

SEI Insurance Products Trust / Annual Report / December 31, 2017	33

FINANCIAL HIGHLIGHTS

For the years or period ended December 31,

For Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliat Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate†

VP Defensive Strategy Fund
Class II
2017	$10.02	$0.15	$0.11	$0.26	$(0.15)	$(0.03)	$(0.18)	$10.10	2.64%	$1,455	0.48%	0.95%		1.45%		47%
2016	9.88	0.08	0.15	0.23	(0.09)	—	(0.09)	10.02	2.36	1,593	0.52	1.09		0.79		114
2015	10.06	0.10	(0.13)	(0.03)	(0.10)	(0.05)	(0.15)	9.88	(0.27)	1,059	0.29	1.35		0.96		95
2014	10.07	0.07	0.07	0.14	(0.15)	—	(0.15)	10.06	1.47	456	0.28	5.32	#	0.70		126
2013‡	10.00	0.03	0.04	0.07	—	—	—	10.07	0.70	51	0.35	60.48	#	1.32	#	12
Class III
2017	$10.01	$0.11	$0.13	$0.24	$(0.13)	$(0.03)	$(0.16)	$10.09	2.39%	$206	0.73%	1.17%		1.09%		47%
2016	9.87	0.05	0.15	0.20	(0.06)	—	(0.06)	10.01	2.10	203	0.76	1.36		0.49		114
2015	10.05	0.05	(0.10)	(0.05)	(0.08)	(0.05)	(0.13)	9.87	(0.50)	217	0.53	1.59		0.46		95
2014	10.06	0.09	0.02	0.11	(0.12)	—	(0.12)	10.05	1.17	146	0.53	14.02	#	0.90		126
2013‡	10.00	0.02	0.04	0.06	—	—	—	10.06	0.60	50	0.60	60.73	#	1.07	#	12
VP Conservative Strategy Fund
Class II
2017	$10.18	$0.15	$0.37	$0.52	$(0.20)	$(0.05)	$(0.25)	$10.45	5.12%	$1,433	0.51%	1.01%		1.48%		27%
2016	9.99	0.13	0.26	0.39	(0.17)	(0.03)	(0.20)	10.18	3.90	1,707	0.54	1.17		1.28		76
2015	10.27	0.18	(0.20)	(0.02)	(0.18)	(0.08)	(0.26)	9.99	(0.26)	1,591	0.38	1.51		1.77		46
2014	10.14	0.15	0.19	0.34	(0.21)	—	(0.21)	10.27	3.40	614	0.25	3.12	#	1.43		40
2013‡	10.00	0.09	0.05	0.14	—	—	—	10.14	1.40	77	0.29	45.15	#	4.25	#	10
Class III
2017	$10.17	$0.13	$0.36	$0.49	$(0.17)	$(0.05)	$(0.22)	$10.44	4.86%	$11,911	0.76%	1.31%		1.28%		27%
2016	9.97	0.12	0.26	0.38	(0.15)	(0.03)	(0.18)	10.17	3.76	12,286	0.78	1.43		1.13		76
2015	10.25	0.14	(0.19)	(0.05)	(0.15)	(0.08)	(0.23)	9.97	(0.49)	8,946	0.63	1.76		1.40		46
2014	10.14	0.16	0.14	0.30	(0.19)	—	(0.19)	10.25	3.00	5,198	0.50	3.10	#	1.58		40
2013‡	10.00	0.16	(0.02)^	0.14	—	—	—	10.14	1.40	375	0.54	31.31	#	7.32	#	10
VP Moderate Strategy Fund
Class II
2017	$10.23	$0.17	$0.67	$0.84	$(0.22)	$(0.03)	$(0.25)	$10.82	8.23%	$2,777	0.55%	0.96%		1.62%		23%
2016	9.93	0.15	0.47	0.62	(0.24)	(0.08)	(0.32)	10.23	6.24	1,526	0.59	1.20		1.46		48
2015	10.37	0.15	(0.25)	(0.10)	(0.21)	(0.13)	(0.34)	9.93	(1.00)	1,495	0.48	1.52		1.48		24
2014	10.21	0.48	0.06	0.54	(0.36)	(0.02)	(0.38)	10.37	5.35	1,242	0.19	2.74	#	4.51		9
2013‡	10.00	0.05	0.16^	0.21	—	—	—	10.21	2.10	51	0.22	41.61	#	2.25	#	12
Class III
2017	$10.21	$0.10	$0.72	$0.82	$(0.19)	$(0.03)	$(0.22)	$10.81	8.02%	$8,542	0.81%	1.28%		0.94%		23%
2016	9.91	0.13	0.46	0.59	(0.21)	(0.08)	(0.29)	10.21	6.00	12,230	0.85	1.45		1.29		48
2015	10.35	0.19	(0.31)	(0.12)	(0.19)	(0.13)	(0.32)	9.91	(1.23)	8,331	0.73	1.77		1.80		24
2014	10.20	0.24	0.27	0.51	(0.34)	(0.02)	(0.36)	10.35	5.04	4,278	0.44	3.18	#	2.31		9
2013‡	10.00	0.23	(0.03)^	0.20	—	—	—	10.20	2.00	389	0.47	25.87	#	10.69	#	12

*	Per share calculations were performed using average shares.

**	The expense ratios do not include expenses of the underlying affiliated investment companie

†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of ta es that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	For the period October 15, 2013 (commencement of operations) through December 31, 2013 all ratios have been annualized.

#	Ratio reflects the impact of the low level of average net assets and timing of subscriptions
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating mar et value of the investments of the Fund.

The accompanying notes are an integral part of the financial statements

34	SEI Insurance Products Trust / Annual Report / December 31, 2017

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliat Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate†

VP Market Plus Strategy Fund
Class II
2017	$10.07	$0.12	$1.76	$1.88	$(0.18)	$—	$(0.18)	$11.77	18.68%	$1,217	0.56%	1.06%		1.11%		9%
2016	9.88	0.09	0.74	0.83	(0.22)	(0.42)	(0.64)	10.07	8.40	905	0.57	1.17		0.89		43
2015	10.61	0.10	(0.48)	(0.38)	(0.12)	(0.23)	(0.35)	9.88	(3.59)	1,450	0.45	1.57		0.98		31
2014	10.49	0.72	(0.24)	0.48	(0.33)	(0.03)	(0.36)	10.61	4.60	677	0.09	3.10	#	6.69		42
2013‡	10.00	0.06	0.43	0.49	—	—	—	10.49	4.90	61	0.13	51.09	#	2.89	#	2
Class III
2017	$10.06	$0.09	$1.76	$1.85	$(0.16)	$—	$(0.16)	$11.75	18.35%	$4,278	0.81%	1.35%		0.79%		9%
2016	9.87	0.09	0.71	0.80	(0.19)	(0.42)	(0.61)	10.06	8.16	3,697	0.82	1.42		0.86		43
2015	10.60	0.05	(0.46)	(0.41)	(0.09)	(0.23)	(0.32)	9.87	(3.82)	3,059	0.70	1.80		0.51		31
2014	10.49	0.16	0.29	0.45	(0.31)	(0.03)	(0.34)	10.60	4.27	2,187	0.34	4.62	#	1.51		42
2013‡	10.00	0.07	0.42	0.49	—	—	—	10.49	4.90	361	0.38	47.50	#	3.42	#	2
VP Balanced Strategy Fund
Class II
2017	$10.04	$0.14	$1.02	$1.16	$(0.19)	$—	$(0.19)	$11.01	11.56%	$807	0.59%	1.06%		1.31%		20%
2016	9.75	0.17	0.52	0.69	(0.24)	(0.16)	(0.40)	10.04	7.15	544	0.65	1.17		1.73		23
2015	10.35	0.05	(0.38)	(0.33)	(0.17)	(0.10)	(0.27)	9.75	(3.20)	215	0.52	1.48		0.50		31
2014	10.25	0.19	0.23	0.42	(0.31)	(0.01)	(0.32)	10.35	4.12	370	0.11	3.70	#	1.79		24
2013‡	10.00	0.04	0.21	0.25	—	—	—	10.25	2.50	51	0.16	57.43	#	2.06	#	8
Class III
2017	$10.03	$0.11	$1.02	$1.13	$(0.16)	$—	$(0.16)	$11.00	11.30%	$9,389	0.84%	1.37%		1.04%		20%
2016	9.74	0.11	0.56	0.67	(0.22)	(0.16)	(0.38)	10.03	6.90	7,508	0.89	1.43		1.07		23
2015	10.34	0.10	(0.45)	(0.35)	(0.15)	(0.10)	(0.25)	9.74	(3.42)	5,392	0.77	1.80		0.93		31
2014	10.24	0.19	0.21	0.40	(0.29)	(0.01)	(0.30)	10.34	3.93	2,372	0.36	3.69	#	1.86		24
2013‡	10.00	0.04	0.20	0.24	—	—	—	10.24	2.40	74	0.41	58.08	#	1.94	#	8
VP Market Growth Strategy Fund
Class II
2017	$9.95	$0.12	$1.27	$1.39	$(0.18)	$—	$(0.18)	$11.16	14.04%	$2,728	0.57%	1.05%		1.16%		23%
2016	9.74	0.10	0.65	0.75	(0.24)	(0.30)	(0.54)	9.95	7.72	2,126	0.59	1.17		1.06		38
2015	10.43	0.09	(0.45)	(0.36)	(0.14)	(0.19)	(0.33)	9.74	(3.43)	2,679	0.47	1.52		0.85		22
2014	10.33	0.39	0.04	0.43	(0.32)	(0.01)	(0.33)	10.43	4.16	2,405	0.11	2.71	#	3.64		26
2013‡	10.00	0.01	0.32	0.33	—	—	—	10.33	3.30	67	0.14	37.21	#	0.60	#	1
Class III
2017	$9.93	$0.09	$1.28	$1.37	$(0.16)	$—	$(0.16)	$11.14	13.76%	$10,647	0.82%	1.34%		0.89%		23%
2016	9.72	0.10	0.62	0.72	(0.21)	(0.30)	(0.51)	9.93	7.44	9,551	0.85	1.42		0.98		38
2015	10.41	0.07	(0.45)	(0.38)	(0.12)	(0.19)	(0.31)	9.72	(3.67)	7,778	0.72	1.77		0.66		22
2014	10.32	0.12	0.28	0.40	(0.30)	(0.01)	(0.31)	10.41	3.85	5,230	0.36	2.98	#	1.14		26
2013‡	10.00	0.08	0.24	0.32	—	—	—	10.32	3.20	501	0.39	28.77	#	3.95	#	1

SEI Insurance Products Trust / Annual Report / December 31, 2017	35

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

1. ORGANIZATION

SEI Insurance Products Trust (the “Trust”) is organized as a Delaware statutory trust under a certificate of trust dated June 21, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (“40 Act”), as an open-end investment company with six funds: VP Defensive Strategy Fund; VP Conservative Strategy Fund; VP Moderate Strategy Fund; VP Market Plus Strategy Fund; VP Balanced Strategy Fund; and VP Market Growth Strategy Fund (each a “Fund” and collectively, the “Funds”). Each Fund is predominantly a “fund of funds” and offers shareholders the opportunity to invest in shares of certain underlying affiliated investment companies (the “Underlying SEI Funds”), which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional International Trust and SEI Institutional Managed Trust. The Certificate of Trust permits the Trust to offer Class II and Class III shares in each Fund. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and principle investment strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended December 31, 2017, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded in the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class-specific expenses are allocated to

36	SEI Insurance Products Trust / Annual Report / December 31, 2017

the respective classes on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts — To the extent consistent with its investment goal and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of December 31, 2017, if applicable.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management

Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

Pursuant to Rule 12b-1 under the Investment Company Act, the Funds have adopted a distribution and shareholder services plan with respect to Class III Shares that allows Class III Shares to pay fees to service providers to compensate them for distribution services or shareholder services with respect to Class III Shares.

In addition, the Funds have adopted a shareholder services plan (the “Service Plan”) with respect to Class II and III Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares.

The Funds’ Distribution Agreement with SEI Investments Distribution Co (“SIDCo”) provides that distribution fees and shareholder service fees will be paid to SIDCo., which may then be used by SIDCo. to compensate insurance companies and other financial intermediaries for providing distribution or shareholder services with respect to Class II and III Shares as applicable.

Effective April 30, 2017, the Funds’ administrator and/ or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until April 30, 2018, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

SEI Insurance Products Trust / Annual Report / December 31, 2017	37

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The Adviser, Administrator and Distributor for the Trust serve in the same capacity for the underlying affiliated investment companies.

Prior to April 30, 2017, the following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Administration Fees	Shareholder Servicing Fees	Distribution Fees*	Voluntary Expense Limitations	Contractual Expense Limitations

VP Defensive Strategy Fund
Class II	0.10%	0.20%	0.25%	-	0.53%	0.63%
Class III	0.10%	0.20%	0.25%	0.30%	0.78%	0.88%
VP Conservative Strategy Fund
Class II	0.10%	0.20%	0.25%	-	0.55%	0.65%
Class III	0.10%	0.20%	0.25%	0.30%	0.80%	0.90%
VP Moderate Strategy Fund
Class II	0.10%	0.20%	0.25%	-	0.62%	0.72%
Class III	0.10%	0.20%	0.25%	0.30%	0.87%	0.97%
VP Market Plus Strategy Fund
Class II	0.10%	0.20%	0.25%	-	0.59%	0.69%
Class III	0.10%	0.20%	0.25%	0.30%	0.84%	0.94%
VP Balanced Strategy Fund
Class II	0.10%	0.20%	0.25%	-	0.67%	0.77%
Class III	0.10%	0.20%	0.25%	0.30%	0.92%	1.02%
VP Market Growth Strategy Fund
Class II	0.10%	0.20%	0.25%	-	0.61%	0.71%
Class III	0.10%	0.20%	0.25%	0.30%	0.86%	0.96%

Effective April 30, 2017, the following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Shareholder Servicing Fees	Distribution Fees*	Voluntary Expense Limitations	Contractual Expense Limitations

VP Defensive Strategy Fund
Class II	0.10%	0.25%	-	0.46%	0.56%
Class III	0.10%	0.25%	0.30%	0.71%	0.81%
VP Conservative Strategy Fund
Class II	0.10%	0.25%	-	0.49%	0.59%
Class III	0.10%	0.25%	0.30%	0.74%	0.84%
VP Moderate Strategy Fund
Class II	0.10%	0.25%	-	0.52%	0.62%
Class III	0.10%	0.25%	0.30%	0.77%	0.87%
VP Market Plus Strategy Fund
Class II	0.10%	0.25%	-	0.55%	0.65%
Class III	0.10%	0.25%	0.30%	0.80%	0.90%
VP Balanced Strategy Fund
Class II	0.10%	0.25%	-	0.55%	0.65%
Class III	0.10%	0.25%	0.30%	0.80%	0.90%
VP Market Growth Strategy Fund
Class II	0.10%	0.25%	-	0.55%	0.65%
Class III	0.10%	0.25%	0.30%	0.80%	0.90%

*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

38	SEI Insurance Products Trust / Annual Report / December 31, 2017

Effective January 1, 2017, the Trust will pay the Administrator the following fees, at the annual rate set forth below calculated based upon the aggregate average daily net assets of the Trust:

	Previous Contractual Fees	Contractual Fees as of January 1, 2017
	1/31/16-12/31/16	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
VP Defensive Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Conservative Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Moderate Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Market Plus Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Balanced Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Market Growth Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.100%

Interfund Lending — The Securities and Exchange Commission (“SEC”) has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of and for the year ended December 31, 2017, the Trust did not participate in the Program.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Adviser, the Administrator and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Adviser or the Administrator pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	VP Defensive Strategy Fund		VP Conservative Strategy Fund		VP Moderate Strategy Fund
	2017	2016	2017	2016	2017	2016
Shares Issued and Redeemed:
Class II:
Shares issued	64	192	42	242	130	82
Shares issued in lieu of cash distributions	2	1	3	4	5	5
Shares redeemed	(81)	(141)	(76)	(237)	(27)	(89)
Total Class II Transactions	(15)	52	(31)	9	108	(2)
Class III:
Shares issued	–	3	292	609	85	569
Shares issued in lieu of cash distributions	–	–	25	20	17	31
Shares redeemed	–	(5)	(384)	(318)	(510)	(243)
Total Class III Transactions	–	(2)	(67)	311	(408)	357
Increase (Decrease) in Capital Shares	(15)	50	(98)	320	(300)	355

Amounts designated as “—“ have been rounded to 0.

SEI Insurance Products Trust / Annual Report / December 31, 2017	39

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

	VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund
	2017	2016	2017	2016	2017	2016
Shares Issued and Redeemed:
Class II:
Shares issued	17	21	49	32	44	37
Shares issued in lieu of cash distributions	2	6	1	1	4	13
Shares redeemed	(6)	(84)	(31)	(1)	(18)	(111)
Total Class II Transactions	13	(57)	19	32	30	(61)
Class III:
Shares issued	19	96	227	237	248	245
Shares issued in lieu of cash distributions	5	20	12	27	14	45
Shares redeemed	(27)	(59)	(133)	(70)	(268)	(129)
Total Class III Transactions	(3)	57	106	194	(6)	161
Increase in Capital Shares	10	—	125	226	24	100

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities other than short-term securities, for the year ended December 31, 2017, were as follows

($ Thousands):

Total
VP Defensive Strategy Fund
Purchases	$657
Sales	792
VP Conservative Strategy Fund
Purchases	3,692
Sales	4,582
VP Moderate Strategy Fund
Purchases	2,987
Sales	5,981
VP Market Plus Strategy Fund
Purchases	688
Sales	424
VP Balanced Strategy Fund
Purchases	3,266
Sales	1,762
VP Market Growth Strategy Fund
Purchases	3,438
Sales	2,925

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss) or undistributed net investment income (loss), as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the years December 31, 2017 and December 31, 2016 were as follows ($ Thousands):

	Ordinary Income		Long-Term Capital Gains		Totals
	2017	2016	2017	2016	2017	2016
VP Defensive Strategy Fund	$25	$15	$2	$–	$27	$15
VP Conservative Strategy Fund	225	200	65	34	290	234
VP Moderate Strategy Fund	207	283	37	97	244	380
VP Market Plus Strategy Fund	74	89	–	182	74	271
VP Balanced Strategy Fund	147	170	–	124	147	294
VP Market Growth Strategy
Fund	191	247	–	329	191	576

40	SEI Insurance Products Trust / Annual Report / December 31, 2017

Accordingly, the following permanent differences, primarily attributable to the re-classification of short-term capital gains received from affiliated funds and foreign exchange gain/loss have been reclassified to/from the following accounts as of December 31, 2017

($ Thousands):

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in- Capital
VP Defensive Strategy Fund	$3	$(3)	$—
VP Conservative Strategy Fund	48	(48)	—
VP Moderate Strategy Fund	58	(58)	—
VP Market Plus Strategy Fund	29	(29)	—
VP Balanced Strategy Fund	53	(53)	—
VP Market Growth Strategy Fund	69	(69)	—

These reclassifications have no impact on net assets or net asset value per share.

As of December 31, 2017, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
VP Defensive Strategy Fund	$1	$12	$—	$(1)	$(8)	$4
VP Conservative Strategy Fund	11	188	—	—	57	256
VP Moderate Strategy Fund	19	348	—	—	302	669
VP Market Plus Strategy Fund	1	—	(7)	—	534	528
VP Balanced Strategy Fund	10	131	—	—	430	571
VP Market Growth Strategy Fund	12	118	—	2	642	774

Amounts designated as “—” are $0 or have been rounded to $0.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under the previous law. VP Market Plus Strategy Fund had Short-Term Losses carried forward under these new provisions for the amount of $7,000.

During the fiscal year ended December 31, 2017, the following Funds utilized capital loss carryforward to offset capital gains:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total* ($ Thousands)
VP Balanced Strategy Fund	$5	$13	$18
VP Market Growth Strategy Fund	28	95	123
VP Market Plus Strategy Fund	5	127	132

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2017, were as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
VP Defensive Strategy Fund	$1,673	$16	$(24)	$(8)
VP Conservative Strategy Fund	13,332	293	(236)	57
VP Moderate Strategy Fund	11,060	480	(178)	302
VP Market Plus Strategy Fund	4,977	728	(194)	534
VP Balanced Strategy Fund	9,798	657	(227)	430
VP Market Growth Strategy Fund	12,776	1,154	(512)	642

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

SEI Insurance Products Trust / Annual Report / December 31, 2017	41

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2017

8. CONCENTRATION RISK

In the normal course of business, the Funds invest in underlying funds that are comprised of fixed income and equity securities in specific industries, and therefore, the Funds may be affected by events in these industries. Each Funds’ prospectus provides a description of concentration and risk associated with the different investments in the underlying affiliated investment companies.

The following descriptions provide additional information about some of the risks investing in the Funds:

Asset Allocation Risk — The risk that SIMC’s decisions regarding asset classes and Underlying SEI Funds will not anticipate market trends successfully.

Commodity Investments Risk — Certain Underlying SEI Funds may invest a portion of their assets in a wholly owned subsidiary that is not registered under the Investment Company Act of 1940, as amended (1940 Act), and invests directly in commodities and commodity-related instruments. Other Underlying SEI Funds may have indirect exposure to commodities by investing in commodity-related instruments. Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Currency Risk — As a result of the Fund’s and certain Underlying SEI Funds’ investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund or an Underlying SEI Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterpart to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that a small percentage of assets invested in a derivative can have a disproportionately larger impact on the Fund or an Underlying SEI Fund. Correlation risk is the risk that changes in the value of a derivative instrument may not correlate perfectly with changes in the value of the derivative instrument’s underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund or an Underlying SEI Fund would like, which may cause the Fund or the Underlying SEI Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s or the Underlying SEI Fund’s management or performance. The use of swaps and over-the-counter forward contracts and options is also subject to credit risk and valuation risk. Credit risk is the risk that the issuer of a security or counterparty to a derivatives contract will default or otherwise become unable to honor its financial obligation to the Fund or the Underlying SEI Fund under the contract. Valuation risk is the risk that the derivative may be difficult to value. Each of the above risks could cause the Fund or an Underlying SEI Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s or an Underlying SEI Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s or an Underlying SEI Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may

42	SEI Insurance Products Trust / Annual Report / December 31, 2017

make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Fixed Income Market Risk — The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Underlying Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Underlying Fund’s value may fluctuate and/or the Underlying Fund may experience increased redemptions from shareholders, which may impact the Underlying Fund’s liquidity or force the Underlying Fund to sell securities into a declining or illiquid market.

9. REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. No further disclosures and/or adjustments were required to the financial statements through the date of issuance.

SEI Insurance Products Trust / Annual Report / December 31, 2017	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

SEI Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Insurance Products Trust, comprised of the VP Defensive Strategy Fund, VP Conservative Strategy Fund, VP Moderate Strategy Fund, VP Market Plus Strategy Fund, VP Balanced Strategy Fund, and VP Market Growth Strategy Fund (collectively, the “Funds”), including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent of the underlying funds and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

February 15, 2018

44	SEI Insurance Products Trust / Annual Report / December 31, 2017

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of December 31, 2017.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery rust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SE Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer an Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery rust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Catholic Values Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Insurance Products Trust / Annual Report / December 31, 2017	45

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 59 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Directo , Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Offic , J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Office of Harris CAPM, a consulting asset and property management entity. Chief Executive Offic , INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profi organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young & Young LLP from 2006-2015. Partner Ernst & Young & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Controller and Chief Financial Offic	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Catholic Values Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

46	SEI Insurance Products Trust / Annual Report / December 31, 2017

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)

Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A

Russell Emery One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Chief Compliance Offic	since 2006	Chief Compliance Officer of SEI Daily Income rust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset rust from 2006 to 2016. Chief Compliance Officer of SE Structured Credit Fund, LP June 2007. Chief Compliance Officer of dviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha trategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 201 Chief Compliance Officer of SEI Insurance Product Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012 Chief Compliance Officer of ‘Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The dvisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic alues Trust and Gallery Trust since 2015.	N/A	N/A

Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer a Privacy Offic	since 2015	Anti-Money Laundering Compliance Officer and Privac Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Catholic Values Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Insurance Products Trust / Annual Report / December 31, 2017	47

DISCLOSURE OF FUND EXPENSES (Unaudited)

December 31, 2017

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2017 to December 31, 2017. The expense examples do not reflect expenses and charges which are, or may be imposed, under the investor’s variable contract issued by an insurance company.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Annualized Expense Ratios	Expenses Paid During Period*
VP Defensive Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,014.20	0.46%	$2.34
Class III	1,000.00	1,012.30	0.71	3.60
Hypothetical 5% Return
Class II	$1,000.00	$1,022.89	0.46%	$2.35
Class III	1,000.00	1,021.63	0.71	3.62

VP Conservative Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,024.30	0.49%	$2.50
Class III	1,000.00	1,023.40	0.74	3.77
Hypothetical 5% Return
Class II	$1,000.00	$1,022.74	0.49%	$2.50
Class III	1,000.00	1,021.48	0.74	3.77

	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Annualized Expense Ratios	Expenses Paid During Period*
VP Moderate Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,042.30	0.52%	$2.68
Class III	1,000.00	1,042.00	0.77	3.96
Hypothetical 5% Return
Class II	$1,000.00	$1,022.58	0.52%	$2.65
Class III	1,000.00	1,021.32	0.77	3.92

VP Market Plus Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,093.50	0.55%	$2.90
Class III	1,000.00	1,092.30	0.80	4.22
Hypothetical 5% Return
Class II	$1,000.00	$1,022.43	0.55%	$2.80
Class III	1,000.00	1,021.17	0.80	4.08

48	SEI Insurance Products Trust / Annual Report / December 31, 2017

	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Annualized Expense Ratios	Expenses Paid During Period*
VP Balanced Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,060.20	0.55%	$2.86
Class III	1,000.00	1,059.40	0.80	4.15
Hypothetical 5% Return
Class II	$1,000.00	$1,022.43	0.55%	$2.80
Class III	1,000.00	1,021.17	0.80	4.08

VP Market Growth Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,073.60	0.55%	$2.87
Class III	1,000.00	1,071.50	0.80	4.18
Hypothetical 5% Return
Class II	$1,000.00	$1,022.43	0.55%	$2.80
Class III	1,000.00	1,021.17	0.80	4.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

SEI Insurance Products Trust / Annual Report / December 31, 2017	49

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreement (Unaudited)

SEI Insurance Products Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by a Board of Trustees (each member, a “Trustee” and collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Advisory Agreement be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approval, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds a meeting each year to consider whether to renew the existing Advisory Agreement between the Trust and SIMC with respect to the Funds of the Trust. In preparation for this meeting, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance for the year ended December 31, 2016 compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 28-29, 2017 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew the Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance

50	SEI Insurance Products Trust / Annual Report / December 31, 2017

information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). For the Funds and a universe of comparable funds, the Broadridge Report included metrics on risk analysis (except for the VP Moderate Strategy Fund), volatility versus total return, net total return and performance consistency. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates contractual and voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Insurance Products Trust / Annual Report / December 31, 2017	51

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a December 31, 2017, taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2017, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 2017, the Funds are designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
VP Defensive Strategy Fund	6.67%	93.33%	100.00%	9.49%
VP Conservative Strategy Fund	22.24%	77.76%	100.00%	15.36%
VP Moderate Strategy Fund	15.31%	84.69%	100.00%	24.74%
VP Market Plus Strategy Fund	0.00%	100.00%	100.00%	27.60%
VP Balanced Strategy Fund	0.00%	100.00%	100.00%	17.97%
VP Market Growth Strategy Fund	0.00%	100.00%	100.00%	24.25%

		Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
VP Defensive Strategy Fund		7.54%	0.00%	0.00%	100.00%
VP Conservative Strategy Fund		8.36%	0.00%	0.00%	0.00%
VP Moderate Strategy Fund		15.69%	0.00%	0.00%	0.00%
VP Market Plus Strategy Fund		48.17%	0.00%	0.00%	0.00%
VP Balanced Strategy Fund		26.83%	0.00%	0.00%	0.00%
VP Market Growth Strategy Fund		37.86%	0.00%	0.00%	0.00%

Items (A), (B) are based on the percentage of each Fund’s total distribution.

(1) The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

(4) The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

52	SEI Insurance Products Trust / Annual Report / December 31, 2017

SEI INSURANCE PRODUCTS TRUST ANNUAL REPORT

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-025 (12/17)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2017 and 2016 as follows:

		Fiscal Year 2017			Fiscal Year 2016
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$62,940	$0	N/A	$60,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$399,047	$0	$0	$268,989	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2017	Fiscal 2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2017 and 2016 were $399,047 and $268,989 respectively. Non-audit fees consist of SSAE No. 18 review of fund accounting and administration operations and attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Insurance Products Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher, President and CEO

Date: March 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher, President and CEO

Date: March 1, 2018

By:	/s/ James J. Hoffmayer
James J. Hoffmayer, Controller & CFO

Date: March 1, 2018